UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

AMERICAN PICTURE HOUSE CORPORATION

(Exact name of registrant as specified in its charter)

Wyoming	000-56586	85-4154740
(State of Incorporation)	Commission File Number	(IRS EIN)

1135 Kildaire Farm Road,

Suite 200, Cary, NC 27511

(Address of principal executive offices)

1-877-416-5558

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2026, the Board of Directors of American Picture House Corporation (the “Company”) approved the Company’s entry into that certain Multi-Film Investment and Compensation Agreement with SSS Entertainment, LLC (“SSS”), effective as of January 27, 2026 (the “Multi-Film Agreement”). The Multi-Film Agreement sets forth a revised commercial arrangement between the Company and SSS with respect to the feature film POSE, provides for contemplated funding by the Company with respect to the feature film MOTION and an additional SSS-produced film, and contemplates certain equity-based consideration and incentive arrangements, in each case subject to the terms of the agreement and applicable approvals.

Also on March 12, 2026, the Board of Directors ratified Amendment No. 1 to the APHP/SSS Agreement to Extend the TURN UP THE SUN! (aka POSE) Option and to Acquire Additional Rights to BARRON’S COVE, effective as of December 29, 2025 (“Amendment No. 1”), by and between the Company and SSS. Amendment No. 1, among other things, extends the option period relating to POSE, amends certain arrangements relating to BARRON’S COVE, and provides an equity settlement alternative in lieu of certain cash payments, subject to the terms of the amendment.

The Company’s obligations under the Multi-Film Agreement and Amendment No. 1 were subject to final Board approval or ratification, which occurred on March 12, 2026.

The foregoing descriptions of the Multi-Film Agreement and Amendment No. 1 do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01 above, on March 12, 2026, in connection with the Board’s approval of the Multi-Film Agreement, the Company became obligated, subject to the terms of such agreement and applicable approvals, to issue equity consideration consisting of $350,000 in value of shares of the Company’s common stock to Bannor Michael MacGregor and The Noah Morgan Private Family Trust, to be split equally. Such shares have not yet been issued.

The securities described in this Item 3.02, when issued, will be issued in transactions exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) and/or Rule 506 of Regulation D thereunder, as transactions not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Multi-Film Investment and Compensation Agreement, effective as of January 27, 2026, by and between American Picture House Corporation and SSS Entertainment, LLC.

10.2	Amendment No. 1 to APHP/SSS Agreement to Extend the TURN UP THE SUN! (aka POSE) Option and to Acquire Additional Rights to BARRON’S COVE, effective as of December 29, 2025, by and between American Picture House Corporation and SSS Entertainment, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PICTURE HOUSE CORPORATION

Date: March 18, 2026	By:	/s/ Bannor Michael MacGregor
	Name:	Bannor Michael MacGregor
	Title:	Chief Executive Officer